UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 5, 2004

BIO-ONE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-31889	65-0815746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1630 Winter Springs Boulevard, Winter Springs, Florida 32708

(Address of Principal Executive Office) (Zip Code)

(407) 977-1005

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 2.     Acquisition or Disposition of Assets.

Bio-One Corporation, a Nevada corporation (“Bio-One”) consummated a joint venture transaction with Weifang Shengtai Pharmaceuticals Co. Ltd., a company organized under the laws of the People’s Republic of China (“Weifang Shengtai Pharmaceuticals”). Pursuant to the Joint Venture Agreement, Bio-One acquired 51% of a joint venture entity with Weifang Shengtai Pharmaceuticals for a cash payment equal to $2,000,000 and 2,090,000 shares of Bio-One’s Series A Preferred Stock.

Item 7.     Financial Statements and Exhibits.

(a)

Financial Statements.

Weifang Shengtai Medicine Co., Ltd. Financial Statements as of and for the Year Ended December 31, 2003.

(b)

Pro Forma Financial Information.

Weifang Shengtai Medicine Co., Ltd. Unaudited Pro Forma Consolidated Financial Statements for the Year Ended December 31, 2003.

(c)

Exhibits.

Exhibit No.	Exhibit Description	Location
16.1	Stock Purchase Agreement, dated April 5, 2004, by and among Bio-One Corporation, Weifang Shengtai Pharmaceuticals Co. Ltd. and Liu Qingtai	Incorporated by reference to Exhibit 16.1 to Bio-One Corporation’s current report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIO-ONE CORPORATION

Date: June 8, 2004	By:	/s/ ARMAND DAUPLAISE
Armand Dauplaise President, Chief Executive Officer, Principal Accounting Officer and Director

3

(a)

Financial Statements

WEIFANG SHENGTAI MEDICINE CO., LTD.

FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED

DECEMBER 31, 2003

CONTENTS

Pages
Auditors’ report	F-1
Balance sheet	F-2
Statement of Earnings	F-3
Cash Flow Statement	F-4
Notes to the Financial Statements	F-5 – F-12

Independent Auditors’ Report

Ref: GTB (2004) No. 010

The Board of Directors of

Weifang Shengtai Medicine Co., Ltd.

We have audited the accompanying balance sheet of Weifang Shengtai Medicine Co., Ltd. (hereinafter referred to as “the Company”) as of December 31, 2003 and the statement of income and cash flow statement for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards that are generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As the Company only consigns us to audit financial statements of year 2003, we can not conduct adequate procedures for the beginning balances. Because of the relevant limitation of scope qualification and the implication as stated above, we do not express any opinion to the related beginning balances.

In our opinion, except for the effect on the matter in the preceding paragraph the financial statements referred to above present fairly, in all other material respects, the financial position of the Company, as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with US generally accepted accounting principles.

Grant Thornton

Beijing, China

February 19, 2004

WEIFANG SHENGTAI MEDICINE CO., LTD.

Balance Sheets

December 31, 2003 and 2002

	2003	2002

Assets
Current Assets:
Cash	$1,695,438	$1,203,060
Notes receivable	174,112	—
Accounts receivable(Note 2)	1,891,599	845,436
Less: Provison of bad debt(Note 2)	(140,832)	(7,460)
Accounts receivable net value (Note2)	1,750,767	837,976
Other receivables(Note 3)	831,538	695,940
Advances to suppliers	468,061	1,021,433
Inventories(Note 4)	3,701,518	250,436
Prepaid expenses	—	39,027
Total current assets	8,621,434	4,047,872

Fixed assets
Fixed assets cost (Note 6)	8,675,017	3,915,425
Less: Accumulated Depreciation(Note 6)	(1,881,972)	(1,047,547)
Net fixed assets(Note 6)	6,793,045	2,867,878
Construction in progress(Note 7)	194,700	2,449,924
Total fixed assets	6,987,745	5,317,802

Other assets:
Long-term investment(Note 5)	724,927	48,328
Intangible Assets(Note 8)	1,121,621	862,683
Total other assets	1,846,548	911,011

Total assets	$17,455,727	$10,276,685

Liabilities and Equity
Current Liabilities:
Short-term loans(Note 13)	$8,776,690	$5,128,208
Notes payable	465,161	553,216
Accounts payable(Note 9)	1,671,692	903,941
Advances from customers(Note 10)	564,292	—
Salary payable	30,205	30,205
Welfare payable	101,240	79,072
Taxes payable(Note 11)	90,376	58,872
Other payables	36,332	102,593
Accured expenses(Note 12)	31,766	23,472
Total current liabilities	11,767,754	6,879,579

Long-term Liabilities:
Long-term loans(Note 14)	2,416,422	2,416,422
Total long-term liabilities	2,416,422	2,416,422

Total liabilities	14,184,176	9,296,001

Equities:
Paid-in Capital (Note 15)	778,088	384,211
Surplus reserve(Note 16)	456,852	113,222
Undistributed profit(Note 17)	2,036,611	483,251
Total shareholder equity	3,271,551	980,684

Total liabilities & equities	$17,455,727	$10,276,685

See accompanying notes to financial statements.

WEIFANG SHENGTAI MEDICINE CO., LTD.

Statements of Income

Years ended December 31, 2003 and 2002

	2003	2002

Revenue:
Product sales(Note 18)	$16,350,557	$10,728,547

Cost of goods sold(Note 18)	(11,824,421)	(8,771,133)

Gross profit	4,526,136	1,957,414

Selling, general and administrative:
Selling expenses(Note 19)	(1,068,168)	(466,229)
General and administrative expenses (Note 20)	(877,729)	(707,715)
Total selling, general and administrative	(1,945,897)	(1,173,944)

Other income (expense):
Interest income(Note 21)	63,906	110,763
Interest expenses (Note 21)	(577,293)	(389,812)
Exchange loss (Note 21)	(1,315)	—
Other income (Note 22)	231,024	(19,767)

Income before income taxes	2,296,561	484,654
Less: Income tax (Note 23)	(5,695)	(5,695)

Net income	$2,290,866	$478,959

See accompanying notes to financial statements.

WEIFANG SHENGTAI MEDICINE CO., LTD.

Statement of Cash Flows

Year Ended December 31, 2003

2003
Cash flows used in operating activities
Net Profit	$2,290,866
Adjustments to reconcile net profit to net cash
used in operating activities
Depreciation and amortization	869,324
Changes in opeating assets andliabilities,
net effects of business acquired
Accounts Receivable	(615,270)
Inventory	(3,451,082)
Prepaid expenses	39,027
Financial expenses	523,434
Payable	1,231,399
Net cash used in operating activities	887,698

Cash flows from investing activities:
Cash received from return of investment	48,328
Purchase of property, plant and equipment	(2,798,205)
Cash paid to acquire investment	(724,927)
Net cash used investing activities	(3,474,804)

Cash flows from financing activities:
Cash received from investments	393,877
Cash received from borrowings	8,013,294
Cash repayments of amounts borrowed	(4,364,812)
Cash paid for distribution of dividends and for interest	(962,875)
Net cash provided by financing activities	3,079,484

Net change in cash	492,378

Cash, beginning of period	1,203,060

Cash, end of period	$1,695,438

See accompanying notes to financial statements.

WEIFANG SHENGTAI MEDICINE CO., LTD.

Statements of Changes in Stockholders' Equity

Years ended December 31, 2003 and 2002

	Paid-in Capital	Surplus Reserve	Undistributed Profit	Total

Balance at December 31, 2002	$384,211	$113,222	$483,251	$980,684

Capital paid by equity owner	393,877			393,877

Increase for the year		343,630		343,630

Increase for the year			1,553,360	1,553,360

Balance at December 31, 2003	$778,088	$456,852	$2,036,611	$3,271,551

See accompanying notes to financial statements.

WEIFANG SHENGTAI MEDICINE CO., LTD.

Notes to Financial Statements

December 31, 2003 and 2002

(1)

Organization and Significant Accounting Policies

(a)

Organization

Weifang Shengtai Medicine Co., Ltd. (hereinafter referred to as “the Company”) was incorporated on February 4 1999, with its business license due to expire December 31 2005. The registered capital is USD778,088.

The scope of business is to manufacture and sell raw drugs (glucose, dehydrate glucose) and drug supplements (starch, dextrin, polyacrylic acid resin II, polyacrylic acid resin III, polyacrylic acid resin IV). The company also has import and export license.

As the Company will be capitalized by a foreign investor, a temporary business license for a new joint-venture company has been obtained on February 10 2004. The formal business license will be obtained when the foreign investor makes the investment.

(b)

Accounting Period

The accounting period is from January 1 to December 31 of the year.

(c)

Cash Equivalents

Cash equivalents include investments that are short-term, with high liquidity and high convertibility to the known sum of cash, and low disturbance of value.

(d)

Inventories

Inventories are stated at their historical cost on acquisition. The cost includes direct materials, direct labor and direct expenses for manufacturing products or providing services, Inventories requested or issued are determined using the weighted average method. Low-valued consumables are amortized when used. The Company records the ending balance by the lower of cost or market value method by the year end.

(e)

Fixed Assets and Depreciation

Fixed assets are recorded at the historical cost on acquisition. The Company adopts straight-line method for depreciation and to be applied commencing from the month following the month of purchase. The residual value is estimated to be 3% of the historical cost.

A loss would be recognized at the end of the fiscal period, when the fair value of the asset falls below its net book value.

The years for depreciation are:

Buildings	20 years
Machinery	10 years
Electronic facilities	5 years
Motor vehicles	5 years

WEIFANG SHENGTAI MEDICINE CO., LTD.

Notes to Financial Statements

December 31, 2003 and 2002

(f)

Construction in Progress

Construction in progress is stated at cost, which includes loan interest, exchange loss, relevant expenses, and all other expenditures that arose during the whole construction.

(g)

Intangible Assets

Intangible assets are recorded at the actual cost on acquisition and amortized equally throughout their useful lives.

(h)

Other Assets

Pre-operational expenses are amortized once when the Company starts operating. Other deferred expenses are amortized during the effective period.

(i)

Revenue

Revenue is recognized when the company has transferred to the buyer the significant risks and rewards of ownership of the goods.

(j)

Enterprise Income Tax

The company adopts the deferral method.

The tax is calculated according to related laws or regulations.

(2)

Accounts Receivable and Provision for Bad Debts

Age of accounts	Amount	Percentage (%)	Provision for bad debts

Within 1 years	$1,019,629	53.90%	50,981
1-2 years	845,436	44.69%	84,544
2-3 years	26,534	1.41%	5,307
Total	$1,891,599	100%	140,832

(3)

Other Receivables

	2003	2002

Temporary receivables	$124,101	102,772
Loan from Shengtai Starch Co.,	707,437	593,168
Total	$831,538	695,940

Temporary receivables are the petty cash kept by the sales staff for their daily operation. They will be settled every month or 2 months.

WEIFANG SHENGTAI MEDICINE CO., LTD.

Notes to Financial Statements

December 31, 2003 and 2002

(4)

Inventories

	2003	2002

Raw materials	$1,762,340	47,068
Work in process	566,705	144,985
Finished products	1,372,473	58,383
Total	$3,701,518	250,436

(5)

Long-term Investments

	2003	2002	Percentage of shareowner

Changle Redian Co., Ltd.	$724,927	48,328	30%

Note: Changle Redian Co., Ltd. is under construction and will provide electricity to the Company in a price lower than the current price after the completion. There is no investment loss in the current year and the foreseeable future.

(6)

Fixed Assets

	Building	Machinery	Electronic facilities	Motor vehicles	Total

Cost
Beginning balance	$1,038,732	2,639,991	77,590	159,112	3,915,425
Addition in current year	1,224,907	3,467,643	67,042	—	4,759,592
Reduction in current year	—	—	—	—	—
Ending balance	$2,263,639	6,107,634	144,632	159,112	8,675,017

Accumulated depreciation
Beginning balance	$257,037	735,456	12,375	42,680	1,047,547
Addition in current year	166,341	615,188	22,277	30,618	834,425
Reduction in current year	—	—	—	—	—
Ending balance	$423,378	1,350,644	34,652	73,298	1,881,972

Net value
Ending balance	$1,840,261	4,756,990	109,980	85,814	6,793,045

Beginning balance	$781,696	1,904,535	65,215	116,432	2,867,878

Notes:

On June 30 2001, WeiFang LiXing Accounting Firm Ltd. certified in their WeiFang Li Xing Appraisal Report [2001] No. 31 Asset Appraisal Report, that on June 30 2001(the appraisal basis day), the increase in net value of the building of the Company was USD171,789 and the rate of increase was 17%. The increase in net value of equipment was USD1,348,283 and the rate of increase was 24.2%

WEIFANG SHENGTAI MEDICINE CO., LTD.

Notes to Financial Statements

December 31, 2003 and 2002

(7)

Construction in Progress

Beginning balance	$2,449,924
Addition in current year	1,612,543
Reduction in current year	(3,867,767)
Ending balance	$194,700

(8)

Intangible Assets

	Beginning balance	Addition in current year	Amortization in current year	Ending balance	Land use right period

Land use right

Northern Railway	$71,335	—	2,618	68,717	30 years (2000 – 2030)
Old factory area	375,066	—	21,059	354,007	20 years (2000 – 2020)
Developing area 1	413,449	—	8,389	405,060	50 years (2002 – 2052)
Developing area 2	—	72,493	—	72,493	50 years
Electrical factory used land	—	221,344	—	221,344	50 years
Sub—total	859,850	293,837	32,066	1,121,621

Financial Software	2,833	—	2,833

Total	$862,683	293,837	34,899	1,121,621

———————

Notes:

(1)

Except for the land-use certificates of Developing Area 2 and Electrical Factory Used Land are still being applied for, all the other pieces of land carry authorized land use certificates issued by Land Management Department.

(2)

On 30 June 2001, Weifang Lixing Accounting Firm Co., Ltd., certified in their “Weifang Lixing Appraisal Report [2001] No.31” Assets Appraisal Report that on 30 June 2001 (the appraisal basis day), the increase in net value of the land was 11,508,068.64 and the rate of increase was 165.7%.

(9)

Accounts Payable

	2003	2002

Payables for materials	$1,671,692	903,941

(10)

Advances from Customers

	2003	2002

Advances from trading	$564,292	—

WEIFANG SHENGTAI MEDICINE CO., LTD.

Notes to Financial Statements

December 31, 2003 and 2002

(11)

Taxes Payable

	2003	2002

Value-added tax	$75,751	45,489
Enterprise income tax	—	5,695
Individual income tax	414	275
City maintenance and construction tax	1,933	406
Building tax	4,028	2,055
Land use tax	8,250	4,952
Total	$90,376	58,872

(12)

Accrued Expenses

	2003	2002

Interests on loan	$31,766	23,472

(13)

Short-term Loans

Bank Name	Balance	Term	Annual Interest Rates
Bank of China Chang Le Branch	$5,751,084	12 months	5.841%
Agricultural Bank of China	604,106	12 months	6.903%
Lai Wu Credit Cooperative Society	1,191,266	6 months	2.805%
Weifang Longhai Minbao Company	604,106	3 months	8.4%
Loans from employees	626,128	12 months	6%
Total	$8,776,690

———————

Note:

The short-term loans are used for enhancing the liquidity of the Company since there are significant amount of Accounts Receivable in the Company’s account. Chang Le Century Sun Paper Industry Co., Ltd. provided joint guarantee for the loans from Bank of China Chang Le Branch and Agricultural Bank of China and the Company pledged its land use right, buildings and equipments as collateral. The Company obtains the promise from the banks that is the date of maturity for above two items could be extended.

(14)

Long-term Loan

	2003	2002	Term	Interest Rate
Bank of China Chang Le Branch	$2,416,422	$2,416,422	48 months	6.138%

———————

Note

The loan was jointly guaranteed by Chang Le Century Sun Paper Industry Co., Ltd. and Weifang Hangtai Food Co., Ltd. This joint guarantee is in favor of the bank and the Company itself pledged the land use right, buildings, and equipment as collateral. This loan was for the period from September 25, 2002 to September 25 2006 and specially used for enlarging the scale of production and developing new products.

WEIFANG SHENGTAI MEDICINE CO., LTD.

Notes to Financial Statements

December 31, 2003 and 2002

(15)

Paid-in Capital

	2003	2002
Individual capital	$778,088	$384,211

———————

Note

The increase in registered capital of USD393,877 was the result of a transfer from current year profit, which has been confirmed by Weifang Puhui Accounting Firm in the current period. [(2003) No. 93]

(16)

Surplus Reserve

According to the company’s articles, the company is required to appropriate 10% of the net profit as statutory surplus reserve and 5-10% as statutory public welfare. During the year, the Company appropriated USD229,087 to the required statutory surplus reserve and USD114,543 to the statutory public welfare. Based on the relevant regulation, statutory surplus reserve and statutory public welfare must not be distributed to the shareholders. The statutory surplus reserve could be transferred to the capital account or offset the loss. The statutory public welfare could only be used in matters related to staff welfare.

(17)

Undistributed Profit

	2003	2002
Opening undistributed profit	$483,251	$76,135
Add: Net profit in current year	2,290,866	478,959
Less: Statutory earning surplus	(229,087)	(47,895)
Statutory public welfare	(114,543)	(23,948)
Profit distribution	(393,876)	—
Ending undistributed profit	$2,036,611	$483,251

(18)

Revenue from and Cost of Sales

	2003	2002

Revenue	$16,350,557	$10,728,547

Cost	$11,824,421	$8,771,133

(19)

Selling expenses

	2003	2002
Salaries	$35,848	$28,980
Traveling	108,420	47,859
Carriage	866,661	373,834
Others	57,239	15,556
Total	$1,068,168	$466,229

WEIFANG SHENGTAI MEDICINE CO., LTD.

Notes to Financial Statements

December 31, 2003 and 2002

(20)

General and administrative expenses

	2003	2002
Salaries	$177,740	$190,282
Depreciation of fixed assets	55,350	49,659
Amortization of intangible assets	34,899	33,626
Others	609,740	434,148
Total	$877,729	$707,715

(21)

Financial Expenses

	2003	2002
Interest income	$(63,906)	$(110,763)
Interest expenses	577,293	389,812
Exchange loss	1,315	—
	$514,702	$279,049

(22)

Other Income

	2003	2002
Other operating income	$90,545	$45,466
Non-operating Income	148,055	69,853
Non-operating Expenses	(7,576)	(135,086)
Total	$231,024	$(19,767)

(23)

Enterprise Income Tax

The Company received approval documents from Chang Le Local Taxation Bureau on May 6, 2003 and February 4, 2004. The documents stated that income tax for the years 2002 and 2003 of the company can be partly exempted, which is the amount above USD5,695. So income taxes for the years 2002 and 2003 were both USD5,695.

(b)

Pro Forma Financial Information

WEIFANG SHENGTAI MEDICINE CO., LTD.

Unaudited Pro Forma Consolidated Balance Sheet

Year Ended December 31, 2003

	BIO-ONE Corporation	Weifang Shengtai Medicine Co. Ltd.	Proforma Adjustments	Proforma

Assets

Current assets:
Cash	$210,021	$1,695,438	$—	$1,905,459
Accounts receivable	16,652	3,224,478	—	3,241,130
Inventory	23,537	3,701,518	—	3,725,055
Deposits and prepaid expenses	35,437		—	35,437

Total current assets	285,647	8,621,434	—	8,907,081

Buildings, Furniture, Equipment, net	38,003	6,987,745	—	7,025,748
Other assets	302,276	1,846,548	—	2,148,824

Total assets	$625,926	$17,455,727	$—	$18,081,653

Liabilities and Stockholder's Equity

Current liabilities:
Current portion of notes payable	$574,502	$9,241,811	$—	$9,816,313
Accounts payable and accrued expenses	184,420	2,525,943	—	2,710,363

Total current liabilities	758,922	11,767,754	—	12,526,676

Long-term Liabilities
Buildings & Equipment	—	2,416,422	—	2,416,422

Total Liabilities	$758,922	$14,184,176	$—	$14,943,098

Stockholder's Equity:
Common stock	44,238	778,088		822,326
Preferred stock	—			—
Additional paid-in capital	3,081,750			3,081,750
Retained earnings	(3,258,984)	2,493,463		(765,521)

Total stockholder's equity	(132,996)	3,271,551	—	3,138,555

Total liabilities and stockholder's equity	$625,926	$17,455,727	$—	$18,081,653

WEIFANG SHENGTAI MEDICINE CO., LTD.

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2003

	BIO-ONE Corporation	Weifang Shengtai Medicine Co. Ltd	Proforma Adjustments	Proforma

Revenue	$103,312	$16,350,557	$—	$16,453,869
				—
Cost of sales	35,296	11,824,421	—	11,859,717

Gross profit	68,016	4,526,136	—	4,594,152

Operating expenses:
Selling, General and administrative	1,435,963	1,945,897	—	3,381,860

Operating Income	(1,367,947)	2,580,239	—	1,212,292

Interest expense	15,165	514,702	—	529,867
Other income	—	231,024	—	231,024

Income before taxes	(1,383,112)	2,296,561	—	913,449

Provision for income taxes	—	(5,695)	—	(5,695)

Net income	$(1,383,112)	$2,290,866	$—	$907,754

Basic earnings per share	$(0.04)			$0.03

Basic weighted average shares outstanding	35,424,123			35,424,123

Diluted earnings per share	$(0.04)			$0.03

Diluted weighted average shares outstanding	35,424,123			35,424,123